Exhibit 99.1

NEWS RELEASE

Warner Chilcott Announces FDA Approval of New Ulcerative Colitis Product

DUBLIN, Ireland, February 5, 2013 – Warner Chilcott plc (Nasdaq: WCRX) today announced that the United States Food and Drug Administration (FDA) has approved its new 400 mg mesalamine product indicated for the treatment of ulcerative colitis. The product will be marketed as DELZICOL™ (mesalamine) 400 mg delayed-release capsules.  The Company anticipates that it will commercially launch DELZICOL in March 2013.

About DELZICOL

DELZICOL (mesalamine) delayed-release capsules are indicated for the treatment of mildly to moderately active ulcerative colitis and for the maintenance of remission of ulcerative colitis.  For information on dosage and administration, contraindications, warnings and precautions, adverse reactions, and other important safety and other prescribing information see http://www.wcrx.com/pdfs/pi/pi_delzicol.pdf.

The Company

Warner Chilcott is a leading specialty pharmaceutical company currently focused on the women’s healthcare, gastroenterology, urology and dermatology segments of the branded pharmaceuticals market, primarily in North America. We are a fully integrated company with internal resources dedicated to the development, manufacture and promotion of our products. WCRX-F

Forward Looking Statements

This press release contains forward-looking statements, including statements concerning our industry, our operations, our anticipated financial performance and financial condition and our business plans, growth strategy and product development efforts. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “believe” and other similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties. The following represent some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by our forward-looking statements: our substantial indebtedness, including increases in the LIBOR rates on our variable-rate indebtedness above the applicable floor amounts; competitive factors and market conditions in the industry in which we operate, including the approval and introduction of generic or branded products that compete with our products; our ability to protect our intellectual property; a delay in qualifying any of our manufacturing facilities that produce our products, production or regulatory problems with either our own manufacturing facilities or those of third party manufacturers, packagers or API suppliers upon whom we may rely for some of our products or other disruptions within our supply chain; pricing pressures from reimbursement policies of private managed care organizations and other third party payors, government sponsored health systems and regulatory reforms, and the continued consolidation of the distribution network through which we sell our products; changes in tax laws or interpretations that could increase our consolidated tax liabilities; government regulation, including U.S. and foreign health care reform, affecting the development, manufacture, marketing and sale of pharmaceutical products, including our ability and the ability of companies with whom we do business to obtain necessary regulatory approvals; adverse outcomes in our outstanding litigation, regulatory or arbitration matters or an increase in the number of such matters to which we are subject; the loss of key senior management or scientific staff; our ability to manage the growth of our business by successfully identifying, developing, acquiring or licensing new products at favorable prices and marketing such new products; our ability to obtain regulatory approval and customer acceptance of new products, and continued customer acceptance of our existing products; and the other risks identified in our periodic filings including our Annual Report on Form 10-K for the year ended December 31, 2011, and from time-to-time in our other investor communications.

We caution you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in our forward-looking statements may not occur. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.

Company Contact:	Rochelle Fuhrmann Investor Relations 973-442-3281 rfuhrmann@wcrx.com